Exhibit 10.21

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

This Amendment (this “Amendment”) to the Stock Purchase Agreement (“Stock Purchase Agreement”) entered into on May 31, 2011, by and among LecTec Corporation, a Minnesota corporation (the “Company”) and the Persons listed on Schedule A attached hereto, as such Schedule A may be amended from time to time (individually, a “Purchaser” and collectively, the “Purchasers”) is entered into on June       , 2011 (“Effective Date”).

WHEREAS, the Company and the Purchasers wish to amend the Stock Purchase Agreement under the terms and subject to the conditions set forth in this Amendment and the Stock Purchase Agreement as if set forth herein;

In consideration of the mutual promises contained herein, the parties agree as follows:

1.	Amendment.

1.1 Section 1.1 of the Stock Purchase Agreement is hereby amended and restated in its entirety as set forth below:

“1.1 Sale and Purchase of Shares. On the terms and subject to the conditions set forth herein, at the Closing (as defined below), the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company Shares of common stock for an aggregate purchase price of $1.0 million at the Investor Stock Purchase Price (as such term is defined in the Agreement and Plan of Merger by and among LecTec Corporation, Nerve Merger Sub Corp. and Company on May 31, 2011, as amended to date). Each Purchaser’s investment is set forth in Column A on the attached Schedule A, with the number of Shares to be that number of fully paid and nonassessable whole shares of common stock of the Company calculated based upon the investment amount per each Purchaser as set forth in Schedule A. The Company’s agreement with each of the Purchasers is a separate agreement and the sale of the Shares to each of the Purchasers is a separate sale.”

1.2 Schedule A of the Stock Purchase Agreement is hereby amended and restated in its entirety as attached.

2.	General Provisions.

2.1 Except as defined herein, all defined terms used herein shall have the meaning set forth in the Stock Purchase Agreement

2.2 The captions to the paragraphs/sections in this Amendment are not a part of this Amendment or the Stock Purchase Agreement, and are included merely for convenience of reference only and shall not affect its meaning or interpretation.

2.3 This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

2.4 This Amendment was drafted by all parties concerned and thus any rule of contract interpretation calling for documents to be construed against the drafter shall not apply to the construction of this Amendment.

2.5 Company and each of the Purchasers confirm and acknowledge that the Stock Purchase Agreement is in full force and effect, that there have been no uncured events of breach to date, and that each represents and warrants to the other that they are in material compliance with the Stock Purchase Agreement. Except for the changes made by this Amendment to the Stock Purchase Agreement, the Stock Purchase Agreement remains in full force and effect without modification. All references to the Agreement in the Stock Purchase Agreement mean the Stock Purchase Agreement as amended hereby.

[Remainder of Page Intentionally Left Blank]

2

The parties hereto have executed this Amendment as of the day and year first set forth above.

THE COMPANY:	LECTEC CORPORATION

	By:	/s/ Greg Freitag
Name: Greg Freitag
Title: CEO

PURCHASERS:	CHP II, L.P.

	By:	CHP II Management, LLC
	Its:	General Partner

	By:	/s/ John J. Park
Name: John J. Park
Title: Managing Member

AMV PARTNERS I, L.P.

	By:	Accuitive Medical Ventures, LLC
	Its:	General Partner

	By:	/s/ Gerard van Hamel Platerink
Name: Gerard van Hamel Platerink
Title: Managing Director

SPRINGBOARD CAPITAL II, LLC

	By:	Springboard Capital Management, Inc.

	By:	/s/ Alan W. Rossiter
Name: Alan W. Rossiter
Title: President

DE NOVO VENTURES II, LJP.

	By:	De Novo Management II, L.L.C.
	Its:	General Partner

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

By:	/s/ Joseph Mandato
Name: Joseph Mandato
Title: Managing Director

JAM MARK 3:1, LP
JAM Mark 3:1 GP, LLC, its general partner

By:	/s/ John A. McCallum
Name: John A. McCallum
Title: Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

John F. Harper
(Name of Purchaser)

/s/ John F. Harper
(Signature)

Director
(Name and title of signatory, if applicable)

Date:	6/30/11

Address of Purchaser for notice and resident purposes:

24448 Moss Creek Ln Ponte Vedra Beach, FL 32082

Fax No.	904 273-3015

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

Karen Zaderej
(Name of Purchaser)

/s/ Karen Zaderej
(Signature)

(Name and title of signatory, if applicable)
Date:	July 1, 2011

Address of Purchaser for notice and resident purposes:

Fax No.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

Steven Gold
(Name of Purchaser)

/s/ Steven Gold
(Signature)

(Name and title of signatory, if applicable)

Date:	6/30/11

Address of Purchaser for notice and resident purposes:

1161 York Ave [Illegible]
NY NY 10065
Fax No.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

Janice Gold
(Name of Purchaser)

/s/ Janice Gold
(Signature)

(Name and title of signatory, if applicable)

Date:	6/30/11

Address of Purchaser for notice and resident purposes:

Janice Gold 11317 NW 199th Ave Alachua FL 32615
Fax No.

[SIGNATURE PACE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

MJSK Ltd
(Name of Purchaser)

/s/ Janice Gold
(Signature)

President
(Name and title of signatory, if applicable)

Date: 6/30/11

Address of Purchaser for notice and resident purposes:

c/o Steven Gold
Box 69
Alachua FL 32616

Fax No.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

SCHEDULE A

SCHEDULE OF PURCHASERS

Column A
Name and Residence Address or	Consideration
Principal Place of Business of	Amount
Purchaser[1]	($1,000,000)

CHP II, L.P.	$100,000.00
230 Nassau Street
Princeton, NJ 08542
Attention: Charles G. Hadley
Facsimile: (609) 683-0174

AMV Partners I, L.P.	$150,000.00
2750 Premiere Parkway Suite 200
Duluth, GA 30097
Attention: Gerard van Hamel
Platerink
Facsimile: (678) 417-7325

Springboard Capital II, LLC	$250,000.00
4905 Belfort Road, Suite 110
Jacksonville, FL 32256
Attention: Alan W. Rossiter
Facsimile: (904) 332-9925

De Novo Ventures II, L.P.	$250,000.00
400 Hamilton Ave., Suite 300
Palo Alto, CA 94301
Attn: Joe Mandato
Facsimile: (650) 329- 1315

JAM Mark 3:1, LP	$50,000.00
16 Boardwalk Plaza
Saint Simons Island, Georgia
31522
Attention: John A. McCallum
Facsimile:

Steven Gold	$25,000.00
PO BOX 713
Philadelphia, PA 19106-3728
Facsimile:

Janice Gold	$25,000.00

[1]	A copy of any notice to JAM shall be provided to DuBois, Bryant & Campbell, L.L.P., 700 Lavaca Street, Suite 1300, Austin, Texas 78701, Attention: Bryan Lee, Esq., Facsimile (512) 457-8008.

MJSK, Ltd. PO BOX 69 Alachua FL 32616 Attention: Steve Gold Facsimile:	$25,000.00

John Harper	$50,000.00

Karen Zaderej	$25,000.00

Tucker Johnson	$50,000.00

Total	$1,000,000